300,000 Shares of Common Stock

SUN OPPORTUNITY I, INC..

UNDERWRITING AGREEMENT

[  ], 2007

Pond Equities
4522 Fort Hamilton Parkway
Brooklyn, NY 11219

Gentlemen:

Sun Opportunity I, Inc., a Nevada corporation (the “Company”), proposes to sell to the public up to 300,000 shares of the Company’s common stock (“Common Stock”) par value $0.001 (the “Shares”). The Company hereby employs Pond Equities (the “Underwriter”) as the exclusive agent of the Company in connection with the proposed sale, on a “best efforts, no minimum” basis as to the Shares. The shares will be offered in Units. Each Unit will consist of one (1) share of Common Stock, five (5) “A” Warrants and 5 “B” Warrants (collectively the “Warrants”). Up to 300,000 Units shall be offered at $1.00 per Unit. The Company and the Underwriter hereby represent and warrant and agree with the following terms, provisions and conditions.

1.    Securities Offered/Terms.

The Company proposes to issue and sell up to 300,000 Units at $1.00 per Unit. Each Unit shall consist of one (1) share of Common Stock at $0.001 par value, along with 5 “A” Warrants having an exercise price of $1.00 per share, and 5 “B” Warrants, having an exercise price of $2.00 per share. There shall be no minimum offering. The maximum offering amount shall be 300,000 Units or $300,000 of gross offering proceeds. The Shares shall be offered to the public for a period not to exceed one hundred eighty (180) days from the effective date (“Effective Date”) of the Registration Statement (as hereinafter defined in paragraph 2.1(a)) covering this offering. There shall be one closing for this offering which shall occur upon the earlier of (i) the receipt of proceeds for the maximum number of Units offered hereby, or (ii) in the event the maximum number of Shares is not sold, then at 5:00pm on [  ], 2008. In accordance with Section 3.3 of this Agreement, and pursuant to SEC Rule 419, all funds received from subscribers shall be held in escrow with EscrowBank of New York, pursuant to a certain agreement (the “Escrow Agreement”) dated [ ], 2007 between the Company and EscrowBank of New York, NY (“Escrow Agent”).

2.    Representations and Warranties.

2.1. Representations and Warranties of the Company. The Company (which includes all subsidiaries of the Company) represents and warrants to, and agrees with, the Underwriter that:

(a)    A registration statement (SEC File No.333-xxxx) on Form SB-2 and one or more post-effective amendments relating to the public offering of the Units, including a preliminary form of prospectus, amended and/or supplemented Prospectus, copies of which have heretofore been delivered to Underwriter, has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder (including but not limited to Regulation S-B and the General Instructions to Form SB-2 and Rule 419), and has been filed with the Commission under the Act. The Company has prepared in the same manner and proposes to file, prior to the effective date of such registration statement, additional amendments to such registration statement, including a final form of Prospectus, copies of which shall be delivered to Underwriter. “Preliminary Prospectus” shall mean each prospectus filed pursuant to Rule 430 of the Rules and Regulations. The Registration Statement (including all financial schedules and exhibits) as amended at the time it becomes effective and the final prospectus included therein are respectively referred to as the “Registration Statement” and the “Prospectus”, except that (i) if the prospectus first filed pursuant to Rule 424(b), and (ii) if such registration statement or prospectus is amended or such prospectus is supplemented after the effective date of such registration statement and prior to the Closing Date (as hereinafter defined), the terms “Registration Statement” and “Prospectus” shall include the Registration Statement and Prospectus so amended, and the term “prospectus” shall include the Prospectus as so supplemented, or both, as the case may be.

(b)    When the Registration Statement and/or a post-effective amendment thereto becomes effective and at all times subsequent thereto up to the Closing Date (i) the Registration Statement and Prospectus will in all respects conform to the requirements of the Act and the Rules and Regulations; and (ii) neither the Registration Statement nor the Prospectus will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make statements therein not misleading; provided, however, that the Company makes no representations, warranties or agreements as to information contained in or omitted from the Registration Statement or Prospectus in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Underwriter specifically for use in the preparation thereof. It is understood that the statements set forth in the Prospectus under the heading “Plan of Distribution” and the identity of counsel to the Underwriter under the heading “Legal Opinions” constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Registration Statement and Prospectus, as the case may be.

(c)    The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus with respect to the Shares and each Preliminary Prospectus has complied fully in all material respects with the requirements of the Act and the Rules and Regulations and, as of its date, did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

(d)    The Company is, and on the Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has, and on the Closing Date will have, the power and authority to conduct all of the activities conducted by it, to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company at the Closing Date will be duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary, except where failure to be so licensed or to qualify will not materially affect the Company’s business, properties or financial condition. A complete and correct copy of the charter, including all amendments thereto, and of the by-laws of the Company has been delivered to Underwriter, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date.

(e)    Except as otherwise provided for in the Registration Statement, subsequent to the date hereof and prior to the Closing Date, the Company will not acquire or agree to acquire any of its equity securities and will not issue or agree to issue any of its or their equity securities other than pursuant to currently outstanding options, warrants and convertible securities. Except as set forth or referred to in the Prospectus, the Company shall not have outstanding, and on the Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the Company’s Common Stock or any such warrants, convertible securities or obligations.

(f)    Other than the selling shareholders listed in the Registration Statement, no holders of Common Stock or of any securities of the Company exercisable or convertible into the Company’s Common Stock have the right to include such Common Stock or securities in the Registration Statement.

(g)    The financial statements of the Company included in the Registration Statement and the prospectus, as amended and supplemented, together with related notes, present fairly the financial position of the Company as of the respective dates thereof for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods presented. [   ], Certified Public Accountants, who have reported on such financial statements, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. No other financial statements or notes thereto are required to be included in the Registration Statement and Prospectus. To the best of the Company’s knowledge, [  ] is duly registered and in good standing with the PCAOB.

(h)    Subsequent to the respective dates as of which information is set forth in the Registration Statement and the Prospectus and prior to the Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (A) the Company has not incurred and will not have incurred any material liabilities or obligations, direct or contingent, and has not entered into and will not have entered into any material transactions other than as contemplated in the Registration Statement and the prospectus, (B) the Company has not and will not have paid or declared any dividends or have made any other distribution on its capital stock and (C) there has not been and will not have been any material adverse change in the business, financial condition or results of operations of the Company, or in the book value of the assets of the Company, arising from any reason whatsoever.

(i)    Except as set forth in or contemplated by the Registration Statement and the Prospectus, the Company does not have, and on the Closing Date will not have, any material contingent liabilities.

(j)    The Company has no subsidiary corporations except as disclosed in the Registration Statement or Prospectus nor has it any equity interest in any partnership, joint venture, association or other entity except as disclosed in the Registration Statement or prospectus.

(k)    Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or to the knowledge of the Company threatened, against or affecting the Company or its business, financial condition, results of operations or material properties, or any of its principal officers before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially and adversely affect the Company or its business, financial condition, results of operations or material properties.

(l)    The Company is not in violation of its charter or by-laws. Neither the execution and delivery of this Agreement, nor the issue and sale of the Shares hereunder, nor the consummation of any of the transactions contemplated herein, nor the compliance by the Company with the terms and provisions hereof has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the charter or the by-laws of the Company or any statute or any order, rule or regulation applicable to the Company of any court or of any federal, state or other regulatory authority or other government body having jurisdiction over the Company.

(m)    When paid for in accordance with this Agreement, the Units the shares issuable upon exercise of the Warrants will be validly issued, fully paid and non-assessable. The description in the Registration Statement and the Prospectus of the Shares is, and on the date hereof and on the Closing Date will be, in all material respects complete and accurate. The issuance and sale of the Shares have been duly and validly authorized.

(n)    All issued and outstanding shares of Common Stock of the Company have been duly authorized and validly issued and the Common Stock is fully paid and non-assessable; the holders thereof are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company, or were offered, sold or issued in violation of the Act or any state law.

(o)    The Company and each of its subsidiaries have good and marketable title to all properties and assets described in the Registration Statement and Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such liens, charges, encumbrances or restrictions as are described in the Registration Statement and Prospectus. The Company has valid, subsisting and enforceable leases for the material properties described in the Registration Statement and prospectus as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company.

(p)    There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to Underwriter was, when made, inaccurate, untrue or incorrect.

(q)    All taxes which are due from the Company have been paid in full (or adequate accruals for the payment thereof have been provided for in their accounting records), and the Company has no tax deficiency or claim outstanding, proposed or assessed against it.

(r)    Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, or entered into any transaction other than in the ordinary course of business and which is not required to be disclosed in the Registration Statement, or (B) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

(s)    On the effective date of the Registration Statement, the Company shall have an authorization of capital stock as set forth therein.

(t)    The Company has all material licenses, permits and other governmental authorizations as are required for the conduct of its business or the ownership of its property as described in the Registration Statement and Prospectus and is in all respects complying therewith and owns or possesses adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of such business and has not received any notice of conflict with the asserted rights of others in respect thereof. None of the activities or business of the Company are in violation of, or cause the Company to violate, any law, rule, regulation or order of the United States, any state, county or locality, or any agency or body of the United States or any state, county or locality, the violation of which would have a material adverse impact upon the condition (financial or otherwise), business, property, prospective results of operations, or net worth of the Company.

(u)    The Company has not, directly or indirectly, at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contribution in violation of law or (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments or contributions required or allowed by applicable law. The Company’s internal accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

(v)    On the Closing Date all transfer or other taxes (including franchise, capital stock or other tax, other than income taxes, imposed by any jurisdiction), if any, which are required to be paid in connection with the sale and transfer of the Shares to the Underwriter hereunder will have been fully paid or provided for by the Company and all laws imposing such taxes will have been fully complied with.

(w)    The Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Shares.

(x)    The Company has not entered into any agreement pursuant to which any person is entitled, either directly or indirectly, to compensation from the Company for services as a finder in connection with the public offering referred to herein, other than as set forth in the Registration Statement and Prospectus.

(y)    All shares of the Company’s Common Stock sold by the Company within a period of three years from the date hereof as set forth in [    ] of the Registration Statement have been sold by the Company pursuant to a valid exemption from the registration provisions of the Act and not in violation of [  ] thereof.

(z)    Other than as set forth in the Prospectus, no person is entitled either directly or indirectly to compensation from the Company, from the Underwriter, or from any other person for services as a finder in connection with the proposed offering, and the Company agrees to indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense.

(aa)    Neither the Company nor, to the Company’s knowledge, any director / officer or any other person acting on behalf of the Company has violated: (i) the Bank Secrecy Act, as amended, (ii) the Money Laundering Control Act of 1986, as amended, or (iii) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and / or the rules and regulations promulgated under any such law, or any successor law.

(bb)    No director / officer of the Company is subject to any noncompetition agreement or non-solicitation agreement with any employer or prior employer which could materially affect his ability to be a director / officer of the Company.

(cc)    No more than 45% of the “value” (as defined in Section 2(a)(41) of the Investment Company Act of 1940) (“Investment Company Act”) of the Company’s total assets consist of, and no more than 45% of the Company’s net income after taxes is derived from ,securities other than “Government Securities” (as defined in Section 2(a)(16) of the Investment Company Act.

(dd)    The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by any other governmental or self regulatory entity or agency that are applicable to it as of the date hereof.

2.2.    Representations and Warranties of the Underwriter. The Underwriter represents and warrants to, and agrees with the Company that:

(a)    The Underwriter is registered as a broker/ dealer under the laws of the United States and under the laws of each jurisdiction in which it is required to be registered as a broker-dealer, or has entered into a selected broker-dealer’s agreement with a party which is appropriately registered to sell the Shares in states for which the Underwriter is not registered as a broker/dealer, in order to and in which it intends to offer or sell any of the Shares, and each individual through whom it will act in any offer or sale of the Shares is properly registered or licensed by all requited regulatory authorities.

(b)    The Underwriter is a member in good standing of the National Association of Securities Dealers, Inc. (“NASD”).

(c)    The Underwriter is not the subject of any order revoking or suspending any registration of membership referred to in subsection 2.2(a) or 2.2(b) above or which, with the passage of time, will cause such suspension or revocation.

(d)    The Underwriter will promptly notify the Company in writing should any of its representations set forth above become inaccurate during the term of this Agreement.

(e)    The Underwriter shall comply with all applicable federal and state laws governing the offer and sale of the Shares.

3.    Employment of the Underwriter.

On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth:

3.1.    The Company hereby employs the Underwriter as its exclusive agent to sell for its account 300,000 Shares of its securities, in Units as defined in Section 1 hereof, on a “best efforts, no minimum” basis.

3.2.    The Units shall be offered to the general public at the public offering price of $1.00 per Unit.

3.3.    All funds received from subscribers shall be held in escrow with the (the “Escrow Agent”). All subscriber checks shall be made payable to the bank escrow agent only and all checks shall be transmitted to the escrow agent by noon of the next business day following their receipt by the Underwriter or participating broker dealers directly to the bank escrow agent. The Underwriter shall further, with respect to the handling and transmission of subscriber funds, at all times comply with Rule 15c2-4 of the Securities and Exchange Act of 1934 and NASD Notice to Members 84-7.

3.4.    The Company agrees to issue, or cause to be issued, the Shares and and Warrants in such names and denominations as may be specified by the Underwriter and to deliver the Shares on the Closing Date against payment to the Company of $1.00 per Unit, less the Underwriter commission provided for in Paragraph 3.5 hereof and the non-accountable expense allowance provided for in Paragraph 8.2 hereof.

3.5.    The Underwriter shall be entitled to receive as compensation a commission of $0.10 per Unit with respect to all Units sold, which compensation the Underwriter shall receive at the closing of the offering contemplated herein.

3.6.    The Underwriter may, in its discretion, form a “Selling Group” and offer to other broker-dealers who are members of the NASD at the public offering price less a commission of $___ per Share with no re-allowance to other dealers.

3.7.    The Underwriter and the Company, by mutual agreement may, at any time prior to Closing Date, direct that the Escrow Agent return funds to any or all subscribers.

4.    Covenants of the Company.

The Company covenants and agrees with the Underwriter that:

(a)    The Company will use its best efforts to cause the Registration Statement to become effective and upon notification from the Commission that the Registration Statement has become effective, will so advise Underwriter and will not at any time, whether before or after the effective date, file any amendment to the Registration Statement or supplement to the Prospectus of which Underwriter shall not previously have been advised and furnished with a copy or to which Underwriter or Underwriter’s counsel have objected in writing or which is not in compliance with the Act and the Rules and Regulations promulgated thereunder. At any time prior to the later of (A) the Underwriter’s disposition of all Shares contemplated hereunder and (B) one hundred eighty (180) days after the date on which the Registration Statement shall have become or been declared effective (or such longer period of time as a current Registration Statement must remain in effect with respect to the Share Warrants), the Company will prepare and file with the Commission, promptly upon Underwriter’s request, any amendments or supplements to the Registration Statement or prospectus which, in Underwriter’s opinion, may be reasonably necessary or advisable in connection with the distribution of the Shares, Warrants and shares of Common Stock underlying the Warrants.

As soon as the Company is advised thereof, the Company will advise Underwriter, and confirm the advice in writing, of the receipt of any comments of the Commission, of the effectiveness of any post-effective amendment to the Registration Statement, of the filing of any supplement to the prospectus or any amended Prospectus, of any request made by the Commission for amendment of the Registration Statement or for supplementing of the Prospectus or for additional information with respect thereto, of the issuance by the Commission or any state or regulatory body of any stop other or other order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Shares for offering in any jurisdiction, or of the institution of any proceedings for any of such purposes, and will use its best efforts to prevent the issuance of any such order, and, if issued, to obtain as soon as possible the lifting thereof.

The Company has caused to be delivered to Underwriter copies of each Preliminary Prospectus, and the Company has consented and hereby consents to the use of such copies for the purposes permitted by the Act. The Company authorizes the Underwriter and dealers to use the Prospectus in connection with the sale of the Shares for such period as in the opinion of counsel to the Underwriter the use thereof is required to comply with the applicable provisions of the Act and the Rules and Regulations. In case of the happening, at any time within the period that a prospectus is required under this Act to be delivered in connection with sales by an Underwriter, of any event of which the Company has knowledge and which materially affects the Company or the securities of the Company, or which in the opinion of counsel for the Company or counsel for the Underwriter should be set forth in an amendment of the Registration Statement or a supplement the Prospectus in order to make the statements therein not then misleading, in light of the circumstances existing at the time the Prospectus is required to be delivered to a purchaser of the Shares or in case it shall be necessary to amend or supplement the Prospectus to comply with law or with the Rules and Regulations, the Company will notify Underwriter promptly and forthwith prepare and furnish to Underwriter copies of such amended Prospectus or of such supplement to be attached to the Prospectus, in such quantities as Underwriter may reasonably request, in order that the Prospectus, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they are made, not misleading. The preparation and furnishing of any such amendment or supplement to the Registration Statement or amended Prospectus or supplement to be attached to the prospectus shall be without expense to the Underwriters, except that in case any Underwriter is required, in connection with the sale of the Shares, to deliver a prospectus nine (9) months or more after the effective date of the Registration Statement, the Company will upon request of and at the expense of the Company, amend or supplement the Registration Statement and prospectus and furnish the Underwriter with reasonable quantities of prospectuses complying with Section 10(a)(3) of the Act.

The Company will comply with the applicable provisions of the Act, the Rules and Regulations and the Securities Exchange Act of 1934, and the rules and regulations thereunder in connection with the offering and issuance of the Shares. The Company will further comply with all undertakings contained in the Registration Statement.

(b)    The Company will use its best efforts to qualify the Shares for sale under the securities or “blue sky” laws of such jurisdictions as the Underwriter may designate and will make such applications and furnish such information as may be required for that purpose and to comply with such laws, provided the Company shall not be required to qualify as a foreign corporation or a dealer in securities or to execute a general consent to service of process in any jurisdiction in any action other than one arising out of the offering or sale of the Shares. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long a period as the Underwriter may reasonably request.

(c)    For so long as the Company is a reporting company under either Section 12(g) or 15(d) of the Securities Exchange Act of 1934, the Company, at its expense, will furnish to its stockholders and warrant holders an annual report (including financial statements audited by independent public accountants), in reasonable detail, and at its expense, will furnish to Underwriter during the period ending five (5) years from the date hereof, (i) as soon as practicable after the end of each fiscal year, a balance sheet of the Company and any of its subsidiaries as at the end of such fiscal year, together with statements of income, surplus and source and application of funds of the Company and any subsidiaries for such fiscal year, all in reasonable detail and accompanied by a copy of the certificate or report thereon of independent accountants; (ii) as soon as they are available, a copy of all reports (financial or other) mailed to security holders; (iii) as soon as they are available, a copy of all non-confidential reports and financial statements furnished to or filed with the Commission; and (iv) such other non-confidential information as Underwriter may from time to time reasonably request.

In the event the Company has an active subsidiary or subsidiaries, such financial statements will be on a consolidated basis to the extent the accounts of the Company and its subsidiary or subsidiaries are consolidated in reports furnished to its stockholders generally.

(d)    The Company will deliver to Underwriter at or before the effective date two signed copies of the Registration Statement including all financial statements and exhibits filed there with, and of all amendments thereto, and will deliver to the several Underwriters, if any, such number of copies of the Registration Statement, including such financial statements and exhibits, and of all amendments thereto and as many copies of any Preliminary prospectus filed with the Commission prior to the effective date of the Registration Statement as the Underwriters may reasonably request. The Company will deliver to the Underwriters on the effective date of the Registration Statement and thereafter for so long as a prospectus is required to be delivered under the Act, from time to time, as many copies of the prospectus, in final form, or as thereafter amended or supplemented, as the Underwriters may from time to time reasonably request.

(e)    The Company will make generally available to its security holders and deliver to Underwriter as soon as it is practicable to do so but in no event later than ninety (90) days after the end of twelve (12) months after its current fiscal quarter, an earnings statement (which need not be audited) covering a period of at least twelve (12) consecutive months beginning after the effective date of the Registration Statement, which shall satisfy the requirements of Section 11(a) of the Act.

(f)    The Company will apply the net proceeds from the sale of the Shares for the purposes set forth under “Use of Proceeds” in the Prospectus, and will file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds there from as may be required pursuant to Rule 419 or Rule 463 under the Act.

(g)    [Reserved]

(h)    The Company will, promptly upon request, prepare and file with the Commission any amendments or supplements to the Registration Statement, Preliminary Prospectus or Prospectus and take any other action, which in the reasonable opinion of legal counsel to the Underwriter, may be reasonably necessary or advisable in connection with the distribution of the Shares, and will use its best efforts to cause the same to become effective as promptly as possible.

(i)    The Company will reserve and keep available the maximum number of its authorized but unissued shares of Common Stock which are issuable upon exercise of the Warrants.

(j)    [Reserved]

(k)    Within 2 business days following the Closing Date, if the Company so qualifies the Company will apply for listing in Standard and Poors Corporation Reports and Moodys OTC Guide and shall use its best efforts to have the Company included in such publications for at least five (5) years from the date of this Agreement.

(l)    [Reserved]

(m)    [Reserved]

(n)    Prior to the Closing Date, the Company will not issue, directly or indirectly, without Underwriter’s prior consent, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering of the Shares.

(o)    [Reserved]

5.    Conditions of Underwriter Obligation.

The obligations of the Underwriter hereunder are subject to the accuracy (as of the date hereof, and as of the Closing Date) of and compliance with the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder, and to the following conditions:

(a) (i)    The Registration Statement shall have become effective not later than 5:00 P.M., New York Time, on the date of this Agreement, or at such later time or on such later date as Underwriter may agree to in writing; (ii) at or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission and no proceeding for that purpose shall have been initiated or shall be threatened, or to the knowledge of the Company, contemplated by the Commission; (iii) no stop order suspending the effectiveness of the qualification or registration of the Shares under the securities or “blue sky” laws of any jurisdiction (whether or not a jurisdiction which Underwriter shall have specified) shall be threatened or to the knowledge of the Company contemplated by the authorities of any such jurisdiction or shall have been issued and in effect; (iv) any request for additional information on the part of the Commission or any such authorities shall have been complied with to the satisfaction of the Commission and any such authorities, and to the reasonable satisfaction of Ellenoff, Grossman & Schole, LLP, counsel to the Underwriter; and (v) after the date hereof no amendment or supplement to the Registration Statement or the prospectus shall have been filed unless a copy thereof was first submitted to the Underwriter and the Underwriter did not object thereto.

(b)    Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been any change in the capital stock of the Company or any material change in the long term debt of the Company, except as set forth in or contemplated by the Registration Statement and Prospectus, (ii) there shall not have been any material adverse change in the general affairs, management, financial position or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement or Prospectus and (iii) the Company shall not have sustained any material interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and Prospectus, if in the reasonable judgment of the Underwriter any such development referred to in clauses (i), (ii) or (iii) makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriter at the public offering price.

(c)    Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation instituted against the Company or any of its officers or directors, and since such dates there shall be no proceeding instituted or threatened against the Company or any of its officers or directors, before or by any federal, state or local court, commission, regulatory body, administrative agency or other govern mental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, material properties, financial condition or results of operations of the Company.

(d)    Each of the representations and warranties of the Company contained herein shall be true and correct as of this date and at the Closing Date as if made at the Closing Date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

(e)    At the Closing Date, Underwriter shall have received the favorable opinion of [NAME], counsel to the Company, dated as of the Closing Date, addressed to the Underwriter, in form and substance satisfactory to the Underwriter, to the effect that:

(i)    The Company (A) has been duly organized and is validly existing under the laws of the State of Nevada, (B) is duly qualified and in good standing as a foreign corporation in each jurisdiction, including New York, in which the character of the assets owned or leased by it requires such qualification, except where failure to so qualify will not materially adversely affect the Company’s business, properties or financial condition, and (C) has all requisite corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus.

(ii)    To the knowledge of such counsel after reasonable inquiry therefor, the Company has no subsidiaries and does not own any shares of stock or other equity securities issued by any corporation and does not have any equity interest in any firm, partnership, joint venture, association or other entity, except as disclosed or incorporated by reference in the Registration Statement.

(iii)    No authorization, approval, or consent or license of any governmental or regulatory body, agency or instrumentality (other than registration under the Act or qualification under state securities or “blue sky” laws) is required in connection with (i) the authorization, issuance, transfer, sale or delivery of the Shares; (ii) the execution, delivery and performance of this Agreement by the Company; or (iii) the taking of such action contemplated herein; or, if any such authorization, approval, consent or licenses is required, such has been obtained and is in full force and effect.

(iv)    The Company’s authorized capitalization is as set forth in the Registration Statement and the prospectus. The outstanding shares of the Common Stock (including the Shares) have been duly authorized and validly issued, are fully paid and non-assessable, and have not been issued in violation of any preemptive rights. The certificates representing the Shares are in due and proper form.

(v)    The description of the Common Stock contained in the Registration Statement and the Prospectus conforms to the rights set forth in the charter and the by-laws of the Company.

(vi)    The Common Stock to be issued upon the exercise of the Warrants has been duly reserved and, when issued and paid for, will be validly issued, fully paid and non-assessable with no personal liability attaching to the ownership thereof. The Warrants have been duly authorized and constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number of shares of Common Stock called for thereby.

(vii)    The Company has full corporate power and authority to enter into this Agreement and Escrow Agreement, and both this Agreement and the Escrow Agreement have been duly authorized, executed and delivered by or on behalf of the Company and constitute the legal, valid and binding obligations of the Company.

(viii)    The Registration Statement and the Prospectus comply as to form, and appear on their face to be approximately responsive in all material respects, with the requirements of the Act and the Rules and Regulations (except that no opinion need be expressed as to financial statements, schedules and other financial data contained in the Registration Statement or the Prospectus).

(ix)    Such counsel has participated in the preparation of the Registration Statement and the prospectus and nothing has come to the attention of such counsel to lead it to believe that, both as of the Effective Date and as of the Closing Time, either the Registration Statement or the prospectus, or any amendment or supplement thereto, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that no opinion need be expressed as to financial statements, schedules and other financial data contained in the Registration Statement or the Prospectus).

(x)    Such counsel is familiar with all contracts or other documents referred to in the Registration Statement and the Prospectus and such contracts or other documents are fairly summarized or disclosed therein, or filed (or incorporated by reference) as exhibits thereto as required, and such counsel does not know of any contracts or other documents required to be summarized or disclosed or filed which have not been summarized or disclosed or filed.

(xi)    The Registration Statement is effective under the Act. To such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatended under the Act or applicable state securities laws. Any required filing o the Prospectus, and any supplements thereto, pursuant to Rule 424 (b) has been made in the manner and within the time period required by Rule 424(b).

(xii)    The execution and delivery of this Agreement and the consummation by the Company of the transactions herein contemplated and the compliance with the terms of this Agreement do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the charter or by-laws of the Company, or any indenture, mortgage or other agreement or instrument known to such counsel to which the Company is a party or by which it or any of its properties is bound, or any existing law, rule, regulation, judgment, order or decree of any government, governmental body or court, domestic or foreign, having jurisdiction over the Company or any of its respective properties.

(xiii)    Such counsel knows of no suits or claims, not covered by insurance, threatened or pending against the Company in any court or before or by any governmental body which would materially affect the business of the Company or its financial condition except as set forth in or contemplated by the Prospectus.

(xiv)    To the knowledge of such counsel after reasonable inquiry therefor, the statements in the Registration Statement under the captions “Prospectus Summary”, “Risk Factors” and “Description of Business” have been reviewed by such counsel and insofar as they refer to descriptions of agreements, statements of law, descriptions of statutes, rules or regulations or legal conclusions, are correct in all material respects.

(xv)    To the knowledge of such counsel after reasonable inquiry therefor, the Company has all governmental licenses and authorizations material to its business.

(xvi)    The Units, Common Stock and Warrants are duly authorized for quotation on the Over The Counter Bulletin Board (“OTCBB”).

(xvii)    The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” as defined in the Investment Company Act.

Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the sale of the Shares hereunder as the Underwriter reasonably may request. In rendering such opinions, such counsel may rely upon certificates of officers of the Company and of public officials. In rendering such opinion, such counsel may rely as to all matters of law other than the laws of the United States or of the State of Nevada upon opinions of counsel satisfactory to Underwriter, in which case the opinions shall state that such counsel has no reason to believe that Underwriter and they are not entitled so to rely.

(f)    All corporate proceedings and other legal matters relating to this Agreement, the Registration Statement, the Prospectus and other related matters shall be satisfactory to or approved by counsel to the Underwriter, and Underwriter shall have received from such counsel a signed opinion, dated as of the Closing Date, with respect to the validity of the issuance of the Stock and Warrants, the form of the Registration Statement and prospectus (other than the financial statements and other financial data contained therein), the execution of this Agreement and other related matters as Underwriter may reasonably require. The Company shall have furnished to counsel for the Underwriter such documents as they may reasonably request for the purpose of enabling them to render such opinion.

(g)    On the Closing Date, (i) the representations and warranties of the Company contained in this Agreement shall be true and correct with the same effect as if made on and as of the Closing Date and the Company shall have performed all of its obligations hereunder and satisfied all the conditions on its part to be satisfied at or prior to such Closing Date, (ii) the Registration Statement and the Prospectus and any amendments or supplements thereto shall contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and in all material respects conform to the requirements thereof, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) there shall have been, since the respective dates as of which information is given, no material adverse change in the business, properties or condition (financial or otherwise), results of operations, capital stock, long-term or short-term debt or general affairs of the Company from that set forth in the Registration Statement and the Prospectus, except changes which the Registration Statement and the Prospectus indicate might occur after the effective date of the Registration Statement, and the Company shall not have incurred any material liabilities or agreement not in the ordinary course of business other than as referred to in the Registration Statement and prospectus; and (iv) except as set forth in the prospectus, no action, suit or proceeding at law or in equity shall be pending or threatened against the Company which would be required to be set forth in the Registration Statement, and no proceedings shall be pending or threatened against the Company before or by any commission, board or administrative agency in the United States or elsewhere, wherein an unfavorable decision, ruling or finding would materially and adversely affect the business, property, condition (financial or otherwise), results of operations or general affairs of the Company, and (v) Underwriter shall have received concurrently with the execution and delivery of this Agreement and at the Closing Date, a certificate signed by each of the Chairman of the Board or the President and the principal financial or accounting officer of the Company, in form and substance satisfactory to Underwriter, dated as of the date of this Agreement and the Closing Date, evidencing compliance with the provisions of this subsection (h). Without limiting the foregoing, such Certificate shall be to the effect that:

(i)    Each signer of such certificate has carefully examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, the statements in the Registration Statement and the prospectus are true and correct and neither the Registration Statement nor the Prospectus omits to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) in the case of the certificate delivered at the Closing Date, since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the prospectus in order to make the statements therein not untrue or misleading.

(ii)    No stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission and no proceeding for that purpose shall have been initiated or shall be threatened or contemplated by the staff of the Commission, and no stop order suspending the effectiveness of the qualification or registration of the Shares under the securities or “blue sky” laws of any jurisdiction (whether or not a jurisdiction Underwriter shall have specified) shall be threatened or contemplated by the authorities of any such jurisdiction or shall have been issued and shall remain in effect.

(iii)    The conditions contained in subsections (a), (b) and (c) of this Section 5 (which shall be set forth in full in such certificate) have been complied with.

(iv)    Each of the representations and warranties of the Company contained in this Agreement were when originally made and are at the time such certificate is dated, true and correct.

(v)    Each of the covenants required herein to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the date of such certificate has been duly, timely and fully complied with.

The Company shall have furnished to Underwriter such certificates, in addition to those specifically mentioned herein, as Underwriter reasonably may have requested as to the accuracy and completeness at the Closing Date of any statement in the Registration Statement or the Prospectus, as to the accuracy at the Closing Date of the representations and warranties of the Company, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to Underwriter’s obligations hereunder.

6.    Indemnity Provisions.

6.1. (a)    The Company agrees to indemnify, defend, and hold the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act, and each person executing a Selected Dealers Agreement with each Underwriter, free and harmless from and against any and all losses, claims, damages, liabilities, and expenses, joint or several (including reasonable legal or other expenses incurred by the Underwriter and controlling person in connection with defending any such claims or liabilities, whether or not resulting in any liability to the Underwriter or to any controlling person), which the Underwriter or such controlling person may incur under the Act or at common law or otherwise, but only to the extent that such losses, claims, damages, liabilities, and expenses shall arise out of or be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in the prospectus or in any amendment or amendments to the Registration Statement or prospectus (if such Registration Statement or Prospectus, as from time to time amended and supplemented, are used by the Underwriter when seeking indemnity, in accordance with the provisions of the Act and the Rules and Regulations, including those relating to delivery of other papers (hereinafter collectively called “blue sky application”) executed by the Underwriter for filing in any state or states in order to qualify under the securities laws thereof the securities covered by this Agreement), or shall arise out of or be based upon any omission or alleged omission to state therein a material fact required to be stated in the Registration Statement or Prospectus or in any amendment or amendments (if such Registration Statement and Prospectus, as from time to time amended and supplemented, are used by the Underwriter when seeking indemnity, in accordance with the provisions of the Act and the Rules and Regulations, including those relating to delivery of final prospectuses), or in any blue sky application or necessary to make statements in any thereof not misleading; provided, however, that this indemnity agreement shall not apply to any such losses, claims, demands, liabilities, or expenses arising out of, or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or in any amendments thereto or in any blue sky application arising out of, or based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission was made in reliance upon information furnished to the Company by the Underwriter in writing expressly for use in the Registration Statement or Prospectus or in any amendment or amendments thereto or was made by the Underwriter in a blue sky application not in reliance upon information furnished by the Company.

(b)    The Underwriter agrees to give the Company an opportunity to participate in the defense or preparation of the defense of any action brought against the Underwriter or controlling person of the Underwriter to enforce any such claim or liability, and the Company shall have the right to so participate. The Company shall, subject to the provisions hereinafter stated, have the right to assume the defense of such action (including the employment of counsel and payment of expenses) insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. In the event of any such assumption by the Company, the Underwriter or any controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Company unless (i) the Company does not assume such defense or (ii) the employment of such counsel has been specifically authorized by the Company. The Company shall not be liable to indemnify any person for any settlement of any such action effected without the Company’s consent. The agreement of the Company under the foregoing indemnity is expressly conditioned upon notice of any such action having been sent by the Underwriter or controlling person, as the case may be, to the Company, by letter or telegram (addressed as in this Agreement hereinafter provided) promptly after the commencement of any such action against the Underwriter or controlling person, such notice either being accompanied by copies of papers served or filed in connection with such action or by a statement of the nature of the action to the extent known to the Underwriter or controlling person. Failure to so notify within a reasonable time of any such action shall relieve the Company of its respective liabilities under the foregoing indemnity, but failure to notify the Company as herein provided shall not relieve it from any liability which it may have to the Underwriter or controlling person other than on account of the indemnity agreement contained in this Article.

6.2. (a)    The Underwriter agrees to indemnify, defend and hold the Company, each of its directors and each of its officers who has signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act free and harmless against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses incurred by the indemnified person in connection with defending any such claims or liabilities whether or not resulting in any liability to the indemnified person) to which any indemnified person may become subject, arising out of or based upon any untrue statement of a material fact contained in the Registration Statement or prospectus or in any amendment or amendments thereto or in any blue sky application, or amendments thereto, resulting from the use of written information furnished to the Company by the Underwriter for use in the preparation of the Registration Statement or the Prospectus, or in any amendment or amendments thereto or any blue sky application.

(b)    The indemnified person agrees to give the Underwriter an opportunity to participate in the defense or preparation of the defense of any action brought against such indemnified person to enforce any such claim or liability, and the Underwriter shall have the right to so participate. The Underwriter shall, subject to the provisions hereinafter stated, have the right to assume the defense of such action (including the employment of counsel and the payment of expenses) insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against it. The Company and each such director, officer or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Underwriter unless (i) the Underwriter does not assume such defense or (ii) the employment of such counsel has been specifically authorized in a writing signed by the Underwriter. The Underwriter shall not be liable to indemnify any person for any settlement of any such action effected without the Underwriter consent. The agreement of the Underwriter under the foregoing indemnity is expressly conditioned upon notice of any such action having been sent by the indemnified person to the Underwriter in writing (addressed as in this Agreement hereinafter provided) and via a nationally recognized and reputable courier service, within five (5) days after the commencement of such action against the indemnified person, such notice either being accompanied by copies of papers served or filed in connection with such action or by a statement of the nature of the action to the extent known to the indemnified person. Failure to so notify within the above five (5) day period shall relieve the Underwriter of its liabilities under the foregoing indemnity, but failure to notify the Underwriter shall not relieve the Underwriter from any liability which the Underwriter may have to the indemnified person other than on account of the indemnity agreement contained in this Article.

6.3.    The provisions of this Article shall not in any way prejudice any rights which the Underwriter or person who controls the Underwriter within the meaning of Section 15 of the Act may have against the Company or any person who controls the Company within the meaning of Section 15 of the Act or the Company or such controlling person may have against the Underwriter or person controlling the Underwriter under any statute other than the Act, at common law or otherwise.

6.4.    The indemnity agreements contained in this Article shall survive the Closing Date and shall also inure to the benefit of successors of the Company, successors of the Underwriter and successors of any person who controls either the Company or the Underwriter within the meaning of Section 15 of the Securities Act, and shall be valid irrespective of any investigation made by or on behalf of the Underwriter or the Company.

7.	Contribution.

7.1.    In order to provide for just and equitable contribution in any case in which (i) any person entitled to indemnification under this Section 7 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Act, the Exchange Act or otherwise may be required on the part of any such person in circumstances for which indemnification is provided under this Section 7, then, and in each such case, the Company and the Underwriter shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Underwriter, as incurred: (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other hand from the offering of the Units pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriter on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

7.2.    The relative benefits received by the Company on the one hand and the Underwriter on the other hand in connection with the offering of the Units pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Units pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriter, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

7.3.    The relative fault of the Company on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

7.4.    The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to Section 7.3 herein were determined by pro rata allocation (even if the Underwriter were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in Section 7.3 herein. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in Section 7.3 herein shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

7.5.    Notwithstanding the provisions of Section 7.3 herein, Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. The Underwriter’s respective obligations to contribute pursuant to Section 7.3 herein are several in proportion to the number of Units set forth opposite their respective names in Schedule A hereto and not joint.

7.6.    No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7.7.    For purposes of Section 7.3 herein, each person, if any, who controls Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and each Underwriter’s affiliates, dealers and selling agents shall have the same rights to contribution as Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

8.    Payment of Expenses.

8.1.    The Company will pay all costs and expenses incident to the performance of this Agreement by the Company including, but not limited to, the fees and expenses of counsel to the Company and of the Company’s accountants; the costs and expenses incident to the preparation, printing, filing and distribution under the Act of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), furnishing to the Underwriter of copies of the Registration Statement, each Preliminary Prospectus and the Prospectus, as amended or supplemented (including costs of shipping and mailing of Preliminary and Final Prospectuses, and the cost of advertising the issue), the fee of the National Association of Securities Dealers, Inc. (“NASD”) in connection with the filing required by the NASD relating to the offering of the Shares contemplated hereby and the reasonable fees and expenses of counsel for the Underwriter in connection with NASD review; all expenses, including reasonable fees and disbursements of counsel to the Underwriter, in connection with the qualification of the Shares under the state securities or blue sky laws which the Underwriter shall designate; the cost of printing and furnishing to the Underwriter copies of the Registration Statement, each Preliminary Prospectus, the prospectus, this Agreement, Selling Agreement and the Blue Sky Memorandum, and the cost of printing the certificates representing the Stock and Warrants comprising the Shares, the cost of mailing of preliminary and Final Prospectuses, the cost of hosting one due diligence meeting, and the cost of advertising the issue. The Company shall pay any and all taxes (including any transfer, franchise, capital stock or other tax imposed by any jurisdiction) on sales to the Underwriter hereunder. The Company will also pay all costs and expenses incident to the furnishing of any amended Prospectus or of any supplement to be attached to the Prospectus as called for in this Agreement.

8.2.    In addition to the foregoing expenses, if all 300,000 Units are sold, the Company will pay the Underwriter an expense allowance for which it need not account for $[  ] per Unit for each Unit sold, to a maximum of $______. In the event the transactions contemplated hereby are not consummated for any reason, the Company shall not be liable for the accountable expenses of the Underwriter.

8.3.    No person is entitled either directly or in directly to compensation from the Company, from the Underwriter or from any other person for services as a finder in connection with the proposed offering, and the Company agrees to indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several, which shall for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys’ fees, to which the Company, the Underwriter or such other person may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the claim of any person (other than in an employee of the party claiming indemnity) or entity that he or it is entitled to a finder’s fee in connection with the proposed offering by reason of such person’s or entity’s influence, prior contact or agreement with the indemnifying party. The Underwriter shall reciprocally indemnify the Company against any loss, claim, damage or liability including the cost of defense and investigation and attorneys fees to which the Company may become subject insofar as such loss, claim, damage or liabilities (or actions in respect thereof) arise out of or are based upon the claim of any person (other than an employee of the party claiming indemnification) that he or it is entitled to a finders fee in connection with the proposed offering by reason of such person’s or entity’s influence, prior contact or agreement with the Underwriter.

9.    Public Offering.

The Underwriter agrees to make a public offering of the Shares covered by this Agreement as soon after the effective date of the Registration Statement as is advisable, in accordance with and as set forth in the Registration Statement, the Act, the Securities Exchange Act of 1934, as amended, the rules of the NASD, and applicable State Blue Sky regulations.

10.    Delivery and payment.

10.1.    Any and all proceeds received by the Underwriter, after deduction of cash paid for underwriting commissions, underwriting expenses and dealer allowances, if any, and amounts permitted to be released to Company pursuant to Rule 419(b)(2)(vi), from the sale of Units hereunder shall immediately be forwarded to the Escrow Agent for deposit in an escrow account with the EscrowBank of New York, NY. The Company shall pay the fee for establishing and maintaining the Escrow Account with the Escrow Agent. Subscribers’ checks shall be made payable to [NAME OF ESCROW ACCOUNT] and the Underwriter will transmit such checks, cash or wire transfers directly to the Escrow Agent by noon of the next business day after receipt. All offering proceeds, All securities issued in connection with this offering shall also be held in escrow by the Escrow Agent. The identity of the purchaser of the securities shall be included on the stock certificates or other documents evidencing such securities. Securities held in the escrow account are to remain as issued and deposited and shall be held for the sole benefit of the purchasers, who shall have voting rights, if any, with respect to the securities held in their name

11.    Brokerage.

The parties hereto agree that there is no finder in connection with this transaction. The Company shall indemnify and hold harmless the Underwriter from and against any claim by any person with whom the Company has dealt, and the Underwriter shall indemnify and hold harmless the Company from and against any claim by any person with whom the Underwriter has dealt, for a brokerage commission, finder’s fee or origination fee in connection with the sale of the securities hereunder, as well as all liabilities, costs, charges and expenses (including, without limitation, reasonable fees and expenses of counsel) which the Underwriter or the Company, as the case may be, may incur or pay as the result of investigating, defending or settling any such claim or responding to any judgment based thereon or in connection therewith.

12.    Termination - Liability.

12.1.    Notwithstanding any of the terms and provisions hereof, this Agreement may be terminated at any time prior to the Closing Date by the Underwriter if the Underwriter shall determine, in its sole uncontrolled discretion that if, since the respective dates as of which information was given in the Registration Statement or Prospectus, the Company shall have sustained a loss, whether or not insured, by reason of fire, flood, accident or other calamity or otherwise, which substantially affects the value of the property of the Company as a whole, or which materially interferes with the operation of the business of the Company as a whole, and which in the sole judgment of the Underwriter shall render it impracticable to offer for sale or to enforce contracts made by the Underwriter for the sale of the Shares or, if as a result of action by the New York Stock Exchange, the American Stock Exchange, the NASD, the Commission, or any federal or state agency, or by action of the Congress or by Executive Order, trading in securities generally on either of such Exchanges or in the over-the-counter market shall have been suspended or limited or minimum prices shall have been established on either of such Exchanges or in the over-the-counter market or any new restrictions on transactions in securities materially limiting the free market for securities shall generally have been established, or if a banking moratorium shall have been declared by either Federal or New York State authority, or if in the sole discretion of the Underwriter no favorable public market exists for the Shares, or if some other catastrophe, natural calamity, act of God, act of public enemy, labor dispute or other event occurs, the effect of which is materially to disrupt the financial markets in the United States or transactions, materially in the aggregate, related to the offering, or the financial condition, business practices, or the officers or directors of the Company have not fulfilled the Underwriter expectations. If this Agreement shall be terminated pursuant to this Article 12, the Underwriter shall not be responsible for any expenses of the Company or others for any charges or claims, and neither the Company nor the Underwriter shall be under any obligation under this Agreement, except that (a) the Company shall remain liable to the extent provided in Article 6.1 and (b) the Company and the Underwriter shall retain their respective liabilities pursuant to Article 5 hereof.

12.2.    If this Agreement shall be terminated pursuant to Article 12 or if the offering provided for herein is not consummated because any condition to the Underwriter obligations hereunder is not satisfied or because of any refusal, inability or failure on the part of the Company to comply with any of the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company shall not be liable to the Underwriter for damages on account of loss of anticipated profits arising out of the transactions covered by this Agreement, but the Company shall pay out-of-pocket expenses incurred by the Underwriter in contemplation of the performances by it of its obligations hereunder on an accountable basis, including the fees and disbursements of its counsel and its printing and traveling expenses and postage, telephone and telegraph charges, up to a maximum of $[  ] and the Company shall remain liable to the extent provided in Article 6.1 and the Company and the Underwriter shall retain their respective liabilities pursuant to Article 5 hereof.

13.    Survival of Representations.

The representations and warranties herein made shall survive the Closing Date and shall continue in full force and effect regardless of any investigations made by the party relying upon any such representation or warranty.

14.    Parties in Interest.

This Agreement is made solely for the benefit of the Underwriter and the Company, and, to the extent expressed, any person, firm or corporation controlling the Underwriter or the Company, the directors of the Company, its officers who have signed the Registration Statement, and their respective executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms “successor” or “successors and assigns” shall not include any purchaser, as such purchaser, from the Underwriter, of the Shares, Share Warrants or Shares. All of the obligations of the Underwriter and the Company hereunder are several and not joint.

15.    Governing Law.

This Agreement shall be governed by the law of the State of New York without regard to conflicts of law.

16.    Notices.

Any notice required or permitted to be given hereunder shall be given in writing by depositing the same in the United States Mail, postage pre-paid, or by Western Union, charges prepaid, addressed as follows:

To the Underwriter:	[NAME]
Pond Equities
4522 Fort Hamilton Parkway
Brooklyn, NY 11219

To the Company:	Sun Opportunity I, Inc.
1129 East 22nd Street
Brooklyn, NY 11219
Attn:

with copies to:	David Selengut, Esq.
Ellenoff, Grossman & Schole, LLP
370 Lexington Avenue
New York, New York 10017

17.    Entire Agreement.

This Agreement shall supersede any Agreement or Understanding, oral or in writing, express or implied, between the Company and the Underwriter relating to the sale of any of the Shares.

18.    Waiver and Amendment.

No change, amendment or supplement to, or waiver of, this Agreement or any term, provision or condition herein, shall be valid or of any effect unless in writing and signed by the party against whom such is asserted.

If the foregoing is in accordance with Underwriter’s understanding of our agreement, kindly sign and return this Agreement, whereupon it will become a binding agreement between the Company and the Underwriter in accordance with its terms.

Very truly yours,

SUN OPPORTUNITY I, INC.

By:
______________________________
Its:
______________________________

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

POND EQUITIES

By:
______________________________
Its:
______________________________